Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On October 23, 2009, HLTH Corporation (“HLTH”) and WebMD Health Corp. (“WebMD”) completed their merger (the “Merger”) with HLTH being merged into WebMD and WebMD continuing as the surviving corporation. In the Merger, each share of HLTH Common Stock was converted into 0.4444 shares of WebMD Common Stock and the outstanding shares of WebMD’s Class B Common Stock (all of which were held by HLTH) were cancelled. The shares of WebMD’s Class A Common Stock were unchanged in the Merger and continue to trade on the NASDAQ Global Select Market under the symbol “WBMD”; however, they are no longer referred to as “Class A” because the Merger eliminated both WebMD’s Class B Common Stock held by HLTH and the dual-class stock structure that had existed at WebMD.

The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of WebMD and HLTH after giving effect to the Merger as a purchase of the minority interest in WebMD by HLTH, as more fully described in Note 1 below.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2009 assumes the Merger occurred on January 1, 2009. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 assumes the Merger had occurred on September 30, 2009.

As more fully described in Note 2 below, the historical consolidated financial statements of HLTH have been adjusted to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the consolidated results. No adjustment has been made to reflect anticipated reductions in corporate expenses following the Merger.

The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial condition or results of operations for future periods or the financial condition or results of operations that actually would have been realized had the entities been a single entity as of or for the periods presented. The unaudited pro forma condensed consolidated financial information should be read together with the historical financial statements and related notes of WebMD and HLTH that each have filed with the SEC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2009
(In thousands)

		Pro Forma
	Historical HLTH	Adjustments		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$589,553	$—		$589,553
Accounts receivable	87,072	—		87,072
Prepaid expenses and other current assets	48,102	—		48,102
Assets of discontinued operations	121,413	—		121,413

Total current assets	846,140	—		846,140
Investments	275,217	—		275,217
Property and equipment, net	54,530	—		54,530
Goodwill	202,104	—		202,104
Intangible assets, net	27,385	—		27,385
Other assets	19,240	—		19,240

TOTAL ASSETS	$1,424,616	$—		$1,424,616

LIABILITIES AND EQUITY
Current liabilities:
Accrued expenses	$46,920	$5,000	b	$51,920
Deferred revenue	83,861	—		83,861
Liabilities of discontinued operations	68,383	—		68,383

Total current liabilities	199,164	5,000		204,164
1.75% convertible subordinated notes due 2023	264,583	—		264,583
3 1/8% convertible notes due 2025, net of discount of $24,543	225,757	—		225,757
Other long-term liabilities	37,857	—		37,857
Equity:
Company stockholders’ equity	538,676	153,579	a, b	692,255
Noncontrolling interest in WebMD	158,579	(158,579	)a	—

Total equity	697,255	(5,000)		692,255

TOTAL LIABILITIES AND EQUITY	$1,424,616	$—		$1,424,616

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(In thousands, except per share data)

		Pro Forma
	Historical HLTH	Adjustments		Pro Forma

Revenue	$300,463	$—		$300,463
Cost of operations	117,759	—		117,759
Sales and marketing	80,623	—		80,623
General and administrative	65,818	—		65,818
Depreciation and amortization	21,193	—		21,193
Interest income	6,060	—		6,060
Interest expense	17,858	—		17,858
Gain on repurchases of convertible notes	10,120	—		10,120
Other expense, net	944	—		944

Income from continuing operations before income
tax provision	12,448	—		12,448
Income tax provision	4,922	—		4,922

Consolidated income from continuing operations	7,526	—		7,526
Consolidated income from discontinued operations, net of tax	14,695	—		14,695

Consolidated net income inclusive of noncontrolling interest	22,221	—		22,221
Income attributable to noncontrolling interest	(3,181)	3,181	c	—

Net income attributable to HLTH stockholders	$19,040	$3,181		$22,221

Amounts attributable to HLTH stockholders:
Income from continuing operations	$3,381	$4,145	c	$7,526
Income from discontinued operations	15,659	(964)	c	14,695

Net income attributable to HLTH stockholders	$19,040	$3,181		$22,221

Income from continuing operations per common share (Note 3):
Basic	$0.03			$0.14

Diluted	$0.03			$0.13

Weighted-average shares outstanding used in computing per share amounts (Note 3):
Basic	102,695			55,214

Diluted	106,136			57,512

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands, except per share data)

1.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of WebMD and HLTH after giving effect to the Merger, which is being accounted for as a reverse merger. WebMD is the legal acquirer in the Merger as it issued its equity to effect the Merger and it survived as the publicly listed company after completion of the Merger. However, because HLTH controlled WebMD prior to the Merger and because HLTH’s shareholders as a group owned the majority of the voting rights of WebMD immediately following the Merger, it is accounted for as a merger of entities under common control, whereby, for accounting purposes, HLTH is treated as the acquirer and WebMD is treated as the acquired company. Accordingly, following the completion of the Merger, WebMD’s historical financial statements for periods prior to the completion of the Merger will reflect the historical financial information of HLTH.

Authoritative guidance requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary shall be accounted for as equity transactions. Although the non-HLTH stockholders of WebMD did not exchange their shares in the Merger, the common control merger accounting requires the transaction to be presented as if HLTH acquired the noncontrolling interest in WebMD. Accordingly, the deemed acquisition by HLTH of the portion of WebMD it does not currently own (the noncontrolling interest) will be accounted for as an equity transaction.

2.	Pro Forma Adjustments

The pro forma adjustments related to the unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 assume the Merger took place on September 30, 2009 and are as follows:

(a) Reflects the elimination of the noncontrolling interest in WebMD.

(b) Reflects the accrual of estimated transaction expenses, primarily representing costs of financial and legal advisors. These costs will be charged to equity, consistent with the acquisition of the noncontrolling interest.

The pro forma adjustments to the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2009 assume the Merger took place on January 1, 2009 and are as follows:

(c) Reflects the elimination of net income attributable to the noncontrolling interest in WebMD.

The unaudited pro forma condensed consolidated financial statements exclude any adjustments to reflect anticipated reductions in corporate expenses following the Merger.

3.	Pro Forma Income Per Share

The weighted average number of shares used to calculate pro forma basic and diluted income per share is based on the weighted average number of basic and diluted shares of WebMD Common Stock outstanding during the pro forma period, adjusted for (i) the retirement of the 48,100 shares of WebMD’s Class B Common Stock held by HLTH and (ii) the issuance of new WebMD shares equal to the weighted average number of basic and diluted shares of HLTH Common Stock outstanding during the pro forma period,

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

multiplied by the exchange ratio of 0.4444. The following table presents the calculation of pro forma basic and diluted income per common share:

Nine Months Ended
September 30, 2009

Numerator:
Pro forma income from continuing operations — Basic and diluted	7,526

Denominator:
Pro forma weighted average shares — Basic	55,214
Employee stock options and warrants	2,298

Pro forma weighted average shares — Diluted	57,512

Pro forma income per share — Basic	0.14

Pro forma income per share — Diluted	0.13

The following table summarizes the components of the weighted average number of shares used to calculate pro forma basic and diluted income per share (all share amounts are reflected in terms of weighted averages during the period presented):

Nine Months Ended
September 30, 2009

WebMD common shares	57,676
WebMD Class B common shares being retired	(48,100)
HLTH common shares converted (Note d)	45,638

Pro forma shares outstanding — basic	55,214

Options and warrants:
WebMD (historical)	769
HLTH converted (Note d)	1,529

Pro forma employee stock options and warrants	2,298

Pro forma shares outstanding — diluted	57,512

(d) The following table summarizes the weighted average shares outstanding of HLTH, multiplied by the exchange ratio:

	Historical		Pro Forma Weighted
	Weighted Average		Average Number of
	Number of HLTH		WebMD Shares
	Shares Outstanding	Exchange Ratio	Outstanding

Common shares — basic	102,695	0.4444	45,638
Diluted shares — options and warrants	3,441	0.4444	1,529

Common shares — diluted	106,136		47,167